UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

VCA Antech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16783	95-4097995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12401 West Olympic Boulevard Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 21, 2008, VCA Antech, Inc. (the "Company") issued a press release which included earnings for the fourth quarter and fiscal year 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In the press release, the Company makes reference to non-GAAP financial measures. The Company has reconciled the non-GAAP financial measures to GAAP financial measures in the financial schedules titled "Supplemental Operating Data" set forth in the attached press release.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
	99.1	Press release dated February 21, 2008, regarding earnings for the fourth quarter and fiscal year 2007 and earnings guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 21, 2008	VCA Antech, Inc.

		By:	/s/ Tomas W. Fuller
			By:	Tomas W. Fuller
			Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibits
99.1	Press release dated February 21, 2008, regarding earnings for the fourth quarter and fiscal year 2007 and earnings guidance.

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